HAMMER FIBER OPTICS HOLDINGS CORP.

Certification of the Chief Financial Officer Pursuant to

18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the accompanying Annual Report on Form 10-K/A of Hammer Fiber Optics Holdings Corp. (the “Company”) for the year ended July 31, 2020 (the “Report”), I, Erik B. Levitt, President and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 8, 2020	/s/ Erik B. Levitt
Erik B. Levitt
Principal Financial Officer